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                                                                    EXHIBIT 99.2

                               HEALTH GRADES, INC.

                  CERTIFICATION BY THE CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS

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         I, Allen Dodge, Chief Financial Officer of Health Grades, Inc., a
Delaware corporation (the "Company"), hereby certify that, based on my knowledge:

         (1) The Company's periodic report on Form 10-Q for the period ended September 30, 2002 (the "Form 10-Q") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


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/S/ ALLEN DODGE
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Allen Dodge
Senior Vice President - Finance/CFO

Date:         11/14/02
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